LEONETTI & ASSOCIATES, INC.
PRIVATE FINANCIAL ADVISORS

THE LEONETTI FUNDS

LEONETTI BALANCED FUND

LEONETTI GROWTH FUND

ANNUAL REPORT

June 30, 2002

(LEONETTI & ASSOCIATES, INC. LOGO)

Dear Shareholders:

The second quarter provided investors with declining stock prices driving the major stock indices lower for the first half of 2002 and sharply lower for the twelve-month period. A constant barrage of terrorism alerts, Middle East violence, and more recently, profit warnings and accounting questions all contributed to the weakness in the market. Technology, energy trading companies and especially telecom shares suffered the most. By the end of the fiscal year, June 30, 2002, the Standard & Poor's 500 Index and the Nasdaq Composite had pulled back to their September 2001 lows. The Dow Jones Industrial Average remained well above its September low.

The economy remained the bright spot for investors, as did the very accommodating interest rate environment provided by the Federal Reserve. One item of concern for us regarding the economic recovery has been what amount of the recovery is attributable to rebuilding inventories. The concern being that if this were a large percent, it would indicate that once the inventory buildup is over the economy would turn back down. It is important to remember the consumer did not lead us into this economic slowdown and the consumer is not going to pull us out. Business, or in this case the lack of, has been the culprit. The weak business side has been dormant for quite some time and is finally starting to show signs of improvement.

Recently, the release of industrial production data showed an increase, its fifth consecutive monthly gain. At the same time inventories fell, making it 15 straight months of declining inventories. Business inventories dropping to record lows while sales are up. This steady growth in production activity coupled with very thin inventories is good news for the future. It means that business is only producing enough to match sales. By meeting the current production demands only, companies could enjoy a huge rebound in production activity as supply and demand take over later this year. This would give quite a lift to the economy.

The stock market has been very punishing during the past couple of years as the bear market has progressed. Thoughts, opinions and outlooks by most everyone are different than they were back in March 2000. The bear market historically finds many negative things to grab on to with its claws and this time has not been any different. Not only does the bear market punish the investor, but it also successfully demoralizes the investor to the point that it is difficult for them to see the many potentially positive events that are just around the corner. This bear market will likely end soon and probably very quietly. It can be confidently said the next move higher should be substantial. It is less certain whether it will last a few months or many. For now, it will be important to be ready to enjoy the upmove and later declare whether it is still a bear or the beginning of a new bull market.

We would like to welcome our new fundholders and thank our existing ones for their confidence through this very difficult market period. We firmly believe the next twelve months will offer a much brighter outlook for the markets than the past twelve have provided.

Cordially,

LEONETTI & ASSOCIATES, INC.

Opinions expressed are those of Leonetti and Associates, Inc. and are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, fund performance may fluctuate substantially over short-term and current performance may differ from that shown. Statements and other information herein are dated and are subject to change.

The Standard & Poor's 500 Index, Nasdaq Composite, and Dow Jones Industrial Average Indices are unmanaged indices commonly used to measure performance of U.S. Stocks. One cannot invest directly in an index. (09/02)

                                                          LEONETTI BALANCED FUND

(LEONETTI & ASSOCIATES, INC. LOGO)

Dear Shareholders:

The Leonetti Balanced Fund dropped 5.36% for the year ending June 30, 2002. This compares to the average Balanced Fund tracked by Lipper, Inc. that dropped 7.60% for the same time frame. The Leonetti Balanced Fund also compares quite favorably to the Standard & Poor's 500 Index which experienced a decline of 18.04% within the same twelve month period. The annualized returns for the periods ending June 30, 2002 are as follows:

                                     5 Year          Since Inception (8/1/95)
                                     ------          ------------------------
Leonetti Balanced Fund               7.39%                    8.70%
Lipper Balanced Index                4.76%                    8.13%
S&P 500 Index                        3.66%                   10.27%

The success of the Leonetti Balanced Fund has come from a variety of sectors, stocks and fixed income allocation. The fund has maintained a fixed income exposure of 25-30% for the year ending June 30, 2002. The fixed income holdings have been a blend of government and corporate bonds with a maturity of seven years or less. The stock portion of the fund has been led by holdings such as ITT Industries, TRW, Inc. ConAgra Foods, American Standard, Sears Roebuck and Humana.

At the end of the fiscal year end period, June 30, 2002 the ten largest holdings in the fund in size order were Tribune Co., Johnson & Johnson, BB&T Corp., Dean Foods, Deere & Co., ChevronTexaco, American Standard, Boeing Co., Sears Roebuck & Co. and Consolidated Edison.

We feel the Leonetti Balanced Fund's portfolio should benefit from any improvement in the market environment. In our opinion each of the holdings has a strong story and an improving outlook. We believe the next twelve months will provide plenty of opportunity for your Balanced Fund.

Craig T. Johnson
Portfolio Manager
Leonetti & Associates, Inc.

Opinions expressed are those of Craig T. Johnson and are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

Fund holdings are subject to change and are not recommendations to buy or sell any security. Please refer to the annual report for further information regarding fund holdings.

                             LEONETTI BALANCED FUND

Value of $10,000 vs Wilshire 5000+Salomon+US Treasury and Lipper Balanced Index

                          Average Annual Total Return
                           Period Ended June 30, 2002

                    1 Year                           (5.36)%
                    5 Year                             7.39%
                    Since inception (8/1/95)           8.70%

                    Leonetti            Wilshire 5000+             Lipper
    Date         Balanced Fund        Salomon+US Treasury      Balanced Index
    ----         -------------        -------------------      --------------
   8/1/95           $10,000                 $10,000               $10,000
  6/30/96           $10,846                 $11,535               $11,283
  6/30/97           $12,464                 $13,994               $13,610
  6/30/98           $15,468                 $17,085               $16,111
  6/30/99           $19,224                 $19,552               $17,973
  6/30/00           $21,494                 $21,196               $18,770
  6/30/01           $18,812                 $19,713               $18,587
  6/30/02           $17,803                 $18,844               $17,174

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends, but does not reflect the redemption of fees.

Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Lipper Balanced Index is an equally weighted performance index of the largest qualifying funds in the Lipper category. The Wilshire 5000 + Salomon + US Treasury Index is a blend of the Wilshire 5000 Equity Index (65%), the Salomon Broad Investment Grade Bond Index (25%) and the 90-day U.S. Government Treasury Bill Yield (10%). The Wilshire 5000 measures the performance of all equity securities issued by companies with headquarters in the U.S. The Salomon Broad Index consists of U.S. Treasury and Government-sponsored agency bonds with a maturity of one year or longer. The indices are unmanaged and returns include reinvested dividends. The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. One cannot invest directly in an index.

                                                            LEONETTI GROWTH FUND

(LEONETTI & ASSOCIATES, INC. LOGO)

Dear Shareholders:

The Leonetti Growth Fund dropped 4.93% for the year ending June 30, 2002. This compares to the average Multi-Cap Core fund tracked by Lipper, Inc. which dropped 17.51% for the same time frame. The Leonetti Growth Fund also compares quite favorably to it's benchmark the Standard & Poor's 500 Index which experienced a decline of 18.04% for the twelve month period. The annualized returns for the period ending June 30, 2002 are as follows:

                                  Since Inception (9/1/99)
                                  ------------------------
Leonetti Growth Fund                       -4.92%
Lipper Multi-Cap Core Index                -5.31%
S&P 500 Index                              -8.52%

This performance has not gone unnoticed. In what has proven to be the longest and maybe the most painful bear market in nearly thirty years the Leonetti Growth Fund has earned an A (which is the highest) rank from Lipper Analytical Services for the one year period ending June 30, 2002. This ranking is 15 out of 387 Multi-Cap Core Funds.

The success of your fund has come from a variety of sectors and stocks. Pepsi Bottling Group which is the fund's largest holding also proved to be the fund's best performer. Willis Group Holding in Insurance, American Standard in Manufacturing, Union Pacific in the Railroad sector, Rosalyn Bancorp in the Financial area, Sears Roebuck in Retail and Humana in the Healthcare services are just some examples of the successful diversity the fund has enjoyed.

At the end of the fiscal year end period, June 30, 2002 the ten largest holdings in the fund in size order were Pepsi Bottling Group, BB&T Corp., Willis Group Holdings, American Standard, Sears Roebuck & Co., Bank of America, Prudential Financial, Lear Corp., Charter One Financial and Rockwell Collins.

We feel the Leonetti Growth Fund's portfolio should benefit from any improvement in the market environment. In our opinion each of the holdings has a strong story and an improving outlook. We believe the next twelve months will provide plenty of opportunity for your fund.

Craig T. Johnson
Portfolio Manager
Leonetti & Associates, Inc.

Opinions expressed are those of Craig T. Johnson and are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

Fund holdings are subject to change and are not recommendations to buy or sell any security. Please refer to the annual report for further information regarding fund holdings.

                              LEONETTI GROWTH FUND
                       Value of $10,000 vs S&P 500 Index

                          Average Annual Total Return
                           Period Ended June 30, 2002

                    1 Year                           (4.93)%
                    Since inception (9/1/99)         (4.92)%

        Date             Leonetti Growth Fund          S&P 500 Index w/inc
        ----             --------------------          -------------------
       9/1/99                  $10,000                       $10,000
      6/30/00                  $12,050                       $11,127
      6/30/01                   $9,120                        $9,477
      6/30/02                   $8,670                        $7,772

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends, but does not reflect the redemption of fees.

Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. The Lipper Multi-Cap Core Index is an equally weighted performance index of multi-cap funds. One cannot invest directly in an index.

Lipper Analytical Services, Inc. is an independent mutual fund research and rating service. Each Lipper average represents a universe of funds with similar investment objectives. Rankings for the periods shown are based on the Fund's total returns with dividends and distributions reinvested and do not reflect sales charges. The quintile ranking refers to the Fund's total return relative to all funds in the same Lipper peer group. The top 20% receives an A ranking, the next 21%-40% receives a B ranking, the next 41%-60% receives a C ranking, the next 61%-80% receives a D ranking, and the final 81%-100% receives an E ranking.

                             LEONETTI BALANCED FUND

SCHEDULE OF INVESTMENTS at June 30, 2002

  SHARES                                                              VALUE
  ------                                                              -----
COMMON STOCKS: 59.4%

AEROSPACE & DEFENSE: 3.9%
    15,000     Boeing Co.                                          $   675,000
    12,000     Goodrich Corp.                                          327,840
                                                                   -----------
                                                                     1,002,840
                                                                   -----------

AUTO PARTS & EQUIPMENT: 2.2%
    12,000     Lear Corp.*<F1>                                         555,000
                                                                   -----------

BANKS: 4.5%
    20,000     BB&T Corp.                                              772,000
    10,500     Charter One
                 Financial, Inc.                                       360,990
                                                                   -----------
                                                                     1,132,990
                                                                   -----------

BUILDING MATERIALS: 4.2%
     9,000     American Standard
                 Cos. Inc.*<F1>                                        675,900
    12,000     York International Corp.                                405,480
                                                                   -----------
                                                                     1,081,380
                                                                   -----------

DIVERSIFIED FINANCIAL SERVICES: 1.1%
     7,500     Citigroup Inc.                                          290,625
                                                                   -----------

DIVERSIFIED OPERATIONS: 2.0%
    10,000     General Electric Co.                                    290,500
     4,000     TRW Inc.                                                227,920
                                                                   -----------
                                                                       518,420
                                                                   -----------

ELECTRIC: 2.5%
    15,000     Consolidated Edison, Inc.                               626,250
                                                                   -----------

FOOD: 7.0%
    15,000     ConAgra Foods, Inc.                                     414,750
    20,000     Dean Foods Co.*<F1>                                     746,000
    12,000     Fleming Cos., Inc.                                      217,800
    20,000     Sara Lee Corp.                                          412,800
                                                                   -----------
                                                                     1,791,350
                                                                   -----------

HEALTHCARE - PRODUCTS: 3.1%
    15,000     Johnson & Johnson                                       783,900
                                                                   -----------

HEALTHCARE - SERVICES: 2.9%
    22,000     Humana Inc.*<F1>                                        343,860
    15,000     Sunrise Assisted
                 Living, Inc.*<F1>                                     402,000
                                                                   -----------
                                                                       745,860
                                                                   -----------

MACHINERY - GENERAL: 2.8%
    15,000     Deere & Co.                                             718,500
                                                                   -----------

MANUFACTURING: 2.1%
     7,500     ITT Industries, Inc.                                    529,500
                                                                   -----------

MEDIA: 4.3%
    15,000     AOL Time Warner Inc.*<F1>                               220,650
    20,000     Tribune Co.                                             870,000
                                                                   -----------
                                                                     1,090,650
                                                                   -----------

METAL FABRICATE: 1.2%
    10,000     Shaw Group Inc.*<F1>                                    307,000
                                                                   -----------

MINING: 2.0%
    15,000     Alcoa Inc.                                              497,250
                                                                   -----------

OIL & GAS - INTERNATIONAL INTEGRATED: 5.3%
     8,000     ChevronTexaco Corp.                                     708,000
    10,000     Exxon Mobil Corp.                                       409,200
     5,000     Schlumberger Ltd.                                       232,500
                                                                   -----------
                                                                     1,349,700
                                                                   -----------

RETAIL: 3.6%
    12,000     Sears, Roebuck & Co.                                    651,600
     5,000     Wal-Mart Stores, Inc.                                   275,050
                                                                   -----------
                                                                       926,650
                                                                   -----------

SOFTWARE: 1.1%
    10,000     Activision, Inc.*<F1>                                   290,600
                                                                   -----------

TELECOMMUNICATIONS: 2.4%
    15,000     Verizon
                 Communications Inc.                                   602,250
                                                                   -----------

TRANSPORTATION: 1.2%
    10,000     Burlington Northern
                 Santa Fe Corp.                                        300,000
                                                                   -----------

TOTAL COMMON STOCKS
  (cost $13,341,102)                                                15,140,715
                                                                   -----------

PRINCIPAL
  AMOUNT
---------
BONDS AND NOTES: 31.7%

CORPORATE BONDS: 18.4%
$1,000,000     General Motors
                 Acceptance Corp.,
                 6.125%, 9/15/06                                     1,014,155
 1,000,000     Hewlett Packard Co.,
                 5.75%, 12/15/06                                     1,010,108
   600,000     IBM Corp.,
                 5.375%, 2/1/09                                        596,738
   500,000     Tribune Co.,
                 5.50%, 10/6/08                                        498,893
   600,000     Verizon Global Funding
                 Corp., 6.125%, 6/15/07                                597,075
   500,000     Verizon Wireless Inc.,
                 5.375%, 12/15/06                                      466,474
   500,000     Viacom Inc.,
                 5.625%, 5/1/07                                        511,920
                                                                   -----------
                                                                     4,695,363
                                                                   -----------

U.S. GOVERNMENT OBLIGATIONS: 13.3%
 1,000,000     U.S. Treasury Note,
                 6.00%, 7/31/02                                      1,003,835
 1,000,000     U.S. Treasury Note,
                 4.75%, 2/15/04                                      1,034,488
 1,300,000     U.S. Treasury Note,
                 4.625%, 5/15/06                                     1,339,000
                                                                   -----------
                                                                     3,377,323
                                                                   -----------
TOTAL BONDS AND NOTES
  (cost $7,950,070)                                                  8,072,686
                                                                   -----------

REPURCHASE AGREEMENT:  11.0%
$2,791,000     U.S. Bank Repurchase
                 Agreement, 1.35%,
                 dated 6/28/2002,
                 due 7/1/2002,
                 [collateralized by
                 $2,811,842 FHLMC,
                 6.00%, due 5/1/16
                 (proceeds $2,791,341)]
                 (cost $2,791,000)                                   2,791,000
                                                                   -----------
TOTAL INVESTMENTS
  IN SECURITIES
  (cost $24,082,172):  102.1%                                       26,004,401
Liabilities in excess of
  Other Assets:  (2.1)%                                               (523,536)
                                                                   -----------
NET ASSETS:  100.0%                                                $25,480,865
                                                                   -----------
                                                                   -----------

*<F1>   Non-income producing security.
+<F2> At June 30, 2002, the basis of investments for federal income tax purposes was the same as their cost for financial reporting purposes. Unrealized appreciation and depreciation were as follows:
        Gross unrealized appreciation                               $2,480,333
        Gross unrealized depreciation                                 (558,104)
                                                                    ----------
        Net unrealized appreciation                                 $1,922,229
                                                                    ----------
                                                                    ----------

See accompanying Notes to Financial Statements.

                              LEONETTI GROWTH FUND

SCHEDULE OF INVESTMENTS at June 30, 2002

  SHARES                                                               VALUE
  ------                                                               -----
COMMON STOCKS: 86.9%

AEROSPACE/DEFENSE: 3.2%
    6,000      Rockwell Collins, Inc.                               $  164,520
                                                                    ----------

APPAREL: 2.5%
    4,000      Columbia
                 Sportswear Co.*<F3>                                   127,996
                                                                    ----------

AUTO PARTS & EQUIPMENT: 3.6%
    4,000      Lear Corp.*<F3>                                         185,000
                                                                    ----------

BANKS: 12.0%
    3,000      Bank of America Corp.                                   211,080
    6,000      BB&T Corp.                                              231,600
    5,000      Charter One
                 Financial, Inc.                                       171,900
                                                                    ----------
                                                                       614,580
                                                                    ----------

BEVERAGES: 4.8%
    8,000      Pepsi Bottling
                 Group, Inc.                                           246,400
                                                                    ----------

BUILDING MATERIALS: 7.0%
    3,000      American Standard
                 Cos. Inc.*<F3>                                        225,300
    4,000      York International Corp.                                135,160
                                                                    ----------
                                                                       360,460
                                                                    ----------

CHEMICALS - SPECIALTY: 1.9%
    3,000      International Flavors
                 & Fragrances Inc.                                      97,470
                                                                    ----------

COAL: 2.2%
    6,000      Fording Inc.                                            114,060
                                                                    ----------

COMPUTERS: 2.4%
    7,000      Apple Computer, Inc.*<F3>                               124,040
                                                                    ----------

DIVERSIFIED FINANCIAL SERVICES: 1.9%
    2,500      Citigroup Inc.                                           96,875
                                                                    ----------

ELECTRIC - INTEGRATED: 2.7%
    5,000      The Southern Co.                                        137,000
                                                                    ----------

HEALTHCARE - SERVICES: 8.1%
    8,000      Humana Inc.*<F3>                                        125,040
    4,000      Lincare Holdings Inc.*<F3>                              129,200
    6,000      Sunrise Assisted
                 Living, Inc.*<F3>                                     160,800
                                                                    ----------
                                                                       415,040
                                                                    ----------

INSURANCE: 11.3%
    4,000      Allstate Corp.                                          147,920
    6,000      Prudential Financial, Inc.*<F3>                         200,160
    7,000      Willis Group
                 Holdings Ltd.*<F3>                                    230,370
                                                                    ----------
                                                                       578,450
                                                                    ----------

MACHINERY - GENERAL: 2.9%
    3,000      Caterpillar Inc.                                        146,850
                                                                    ----------

MINING: 3.8%
    4,000      Alcoa Inc.                                              132,600
    4,000      Meridian Gold Inc.*<F3>                                  64,200
                                                                    ----------
                                                                       196,800
                                                                    ----------

OIL & GAS: 1.7%
    2,500      BJ Services Co.*<F3>                                     84,700
                                                                    ----------

RETAIL: 4.3%
    4,000      Sears, Roebuck & Co.                                    217,200
                                                                    ----------

SAVINGS & LOAN/THRIFTS: 2.1%
    5,000      Roslyn Bancorp, Inc.                                    109,150
                                                                    ----------

SOFTWARE: 2.9%
    5,000      Activision, Inc.*<F3>                                   145,300
                                                                    ----------

TELECOMMUNICATIONS: 3.1%
    4,000      Verizon
                 Communications Inc.                                   160,600
                                                                    ----------

TRANSPORTATION - RAIL: 2.5%
    2,000      Union Pacific Corp.                                     126,560
                                                                    ----------

TOTAL COMMON STOCKS
  (cost $3,995,747)                                                  4,449,051
                                                                    ----------

PRINCIPAL
  AMOUNT
---------
REPURCHASE AGREEMENT:  11.2%
 $571,000      U.S. Bank Repurchase
                 Agreement, 1.35%,
                 dated 6/28/2002,
                 due 7/1/2002,
                 [collateralized by
                 $575,264 FHLMC,
                 6.00%, due 5/1/16
                 (proceeds $571,064)]
                 (cost $571,000)                                       571,000
                                                                    ----------
TOTAL INVESTMENTS
  IN SECURITIES
  (cost $4,566,747):  98.1%                                          5,020,051

Other Assets Less Liabilities: 1.9%                                     96,386
                                                                    ----------
NET ASSETS:  100.0%                                                 $5,116,437
                                                                    ----------
                                                                    ----------

*<F3>  Non-income producing security.
+<F4> At June 30, 2002, the basis of investments for federal income tax purposes was the same as their cost for financial reporting purposes. Unrealized appreciation and depreciation were as follows:
       Gross unrealized appreciation                                 $ 601,278
       Gross unrealized depreciation                                  (147,974)
                                                                     ---------
       Net unrealized appreciation                                   $ 453,304
                                                                     ---------
                                                                     ---------

See accompanying Notes to Financial Statements.

                                 LEONETTI FUNDS

STATEMENTS OF ASSETS AND LIABILITIES at June 30, 2002

                                                                  BALANCED             GROWTH
                                                                    FUND                FUND
                                                                  --------             ------
ASSETS
   Investments in securities, at value (cost
     $21,291,172 and $3,995,747, respectively)                  $23,213,401          $4,449,051
   Repurchase agreement, at value (cost
     $2,791,000 and $571,000, respectively)                       2,791,000             571,000
   Cash                                                                 265                 241
   Receivables:
       Securities sold                                                   --             230,876
       Due from advisor                                                  --              10,481
       Dividends and interest                                       114,867               2,674
   Prepaid expenses                                                   5,264               9,092
                                                                -----------          ----------
           Total assets                                          26,124,797           5,273,415
                                                                -----------          ----------

LIABILITIES
   Payables:
       Securities purchased                                         604,963             127,770
       Advisory fees                                                  1,347                  --
       Administration fees                                            4,518               2,651
   Accrued expenses                                                  33,104              26,557
                                                                -----------          ----------
           Total liabilities                                        643,932             156,978
                                                                -----------          ----------
   NET ASSETS                                                   $25,480,865          $5,116,437
                                                                -----------          ----------
                                                                -----------          ----------

   NET ASSET VALUE, OFFERING AND
   REDEMPTION PRICE PER SHARE
     ($25,480,865/1,922,408 and
     $5,116,437/589,669, respectively;
     unlimited of shares authorized
     without par value)                                              $13.25              $8.68
                                                                     ------              -----
                                                                     ------              -----

COMPONENTS OF NET ASSETS
   Paid-in capital                                              $24,914,765          $7,075,845
   Accumulated net investment income                                229,156                  --
   Accumulated net realized loss
     on investments                                              (1,585,285)         (2,412,712)
   Net unrealized appreciation on investments                     1,922,229             453,304
                                                                -----------          ----------
           Net assets                                           $25,480,865          $5,116,437
                                                                -----------          ----------
                                                                -----------          ----------

See accompanying Notes to Financial Statements.

STATEMENTS OF OPERATIONS For the Year Ended June 30, 2002

                                                                  BALANCED             GROWTH
                                                                    FUND                FUND
                                                                  --------             ------
INVESTMENT INCOME
   Income
       Interest                                                 $   439,110           $   7,383
       Dividends (net of foreign withholding
         tax of $0 and $143, respectively)                          287,072              64,332
                                                                -----------           ---------
           Total income                                             726,182              71,715
                                                                -----------           ---------

   Expenses
       Advisory fees                                                266,234              54,553
       Transfer agent fees                                           72,481              43,828
       Administration fees                                           53,247              30,000
       Fund accounting fees                                          26,767              23,487
       Audit fees                                                    19,975              19,887
       Custody fees                                                  13,798               8,511
       Registration fees                                             12,671              13,186
       Reports to shareholders                                       10,726               7,682
       Trustee fees                                                   8,218               5,505
       Legal fees                                                     5,006               4,774
       Insurance expense                                              1,038                 261
       Miscellaneous                                                  3,806               2,425
                                                                -----------           ---------
           Total expenses                                           493,967             214,099
           Less: fees waived and
             expenses absorbed                                           --            (105,140)
                                                                -----------           ---------
           Net expenses                                             493,967             108,959
                                                                -----------           ---------
               NET INVESTMENT INCOME (LOSS)                         232,215             (37,244)
                                                                -----------           ---------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized loss on investments                              (1,585,285)           (381,480)
   Change in net unrealized
     appreciation/depreciation on investments                      (121,574)            161,467
                                                                -----------           ---------
       Net realized and unrealized loss
         on investments                                          (1,706,859)           (220,013)
                                                                -----------           ---------
           Net decrease in net assets
             resulting from operations                          $(1,474,644)          $(257,257)
                                                                -----------           ---------
                                                                -----------           ---------

See accompanying Notes to Financial Statements.

                             LEONETTI BALANCED FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                                 YEAR ENDED          YEAR ENDED
                                                               JUNE 30, 2002       JUNE 30, 2001
                                                               -------------       -------------
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
   Net investment income                                        $   232,215         $   238,722
   Net realized gain (loss) on investments                       (1,585,285)          1,704,147
   Change in net unrealized
     appreciation/depreciation on investments                      (121,574)         (6,018,019)
                                                                -----------         -----------
       NET DECREASE IN NET ASSETS
         RESULTING FROM OPERATIONS                               (1,474,644)         (4,075,150)
                                                                -----------         -----------

DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income                                      (238,708)           (113,404)
   From net realized gain                                          (258,052)         (2,381,662)
                                                                -----------         -----------
       TOTAL DISTRIBUTIONS TO SHAREHOLDERS                         (496,760)         (2,495,066)
                                                                -----------         -----------

CAPITAL SHARE TRANSACTIONS
   Net increase (decrease) in net assets derived
     from net change in outstanding shares (a)<F5>                 (549,091)          4,157,429
                                                                -----------         -----------
       TOTAL DECREASE IN NET ASSETS                              (2,520,495)         (2,412,787)

NET ASSETS
   Beginning of year                                             28,001,360          30,414,147
                                                                -----------         -----------
   END OF YEAR                                                  $25,480,865         $28,001,360
                                                                -----------         -----------
Accumulated net investment income                               $   229,156         $   205,809
                                                                -----------         -----------
                                                                -----------         -----------

(a)<F5>  A summary of capital share transactions is as follows:

                                 YEAR ENDED                   YEAR ENDED
                               JUNE 30, 2002                 JUNE 30, 2001
                            --------------------          -------------------
                            Shares        Value           Shares       Value
                            ------        -----           ------       -----
Shares sold                 146,588    $ 1,973,220       240,085    $ 4,098,648
Shares issued
  in reinvestment
  of distributions           36,821        492,297       161,732      2,492,297
Shares redeemed            (222,625)    (3,014,608)     (150,523)    (2,433,516)
                           --------    -----------      --------    -----------
Net increase (decrease)     (39,216)   $  (549,091)      251,294    $ 4,157,429
                           --------    -----------      --------    -----------
                           --------    -----------      --------    -----------

See accompanying Notes to Financial Statements.

                              LEONETTI GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                                 YEAR ENDED          YEAR ENDED
                                                               JUNE 30, 2002       JUNE 30, 2001
                                                               -------------       -------------
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
   Net investment loss                                           $  (37,244)         $  (56,020)
   Net realized loss on investments                                (381,480)         (1,492,266)
   Change in net unrealized
     appreciation/depreciation on investments                       161,467            (237,948)
                                                                 ----------          ----------
       NET DECREASE IN NET ASSETS
         RESULTING FROM OPERATIONS                                 (257,257)         (1,786,234)
                                                                 ----------          ----------

CAPITAL SHARE TRANSACTIONS
   Net increase (decrease) in net assets derived
     from net change in outstanding shares (a)<F6>                 (168,044)            846,161
                                                                 ----------          ----------
       TOTAL DECREASE IN NET ASSETS                                (425,301)           (940,073)
                                                                 ----------          ----------

NET ASSETS
Beginning of year                                                 5,541,738           6,481,811
                                                                 ----------          ----------
END OF YEAR                                                      $5,116,437          $5,541,738
                                                                 ----------          ----------
                                                                 ----------          ----------
Accumulated net investment income                                $       --          $       --
                                                                 ----------          ----------
                                                                 ----------          ----------

(a)<F6>  A summary of capital share transactions is as follows:

                                 YEAR ENDED                   YEAR ENDED
                               JUNE 30, 2002                 JUNE 30, 2001
                            --------------------          -------------------
                            Shares        Value           Shares       Value
                            ------        -----           ------       -----
Shares sold                  43,949      $ 392,628       131,788    $1,497,249
Shares redeemed             (61,770)      (560,672)      (62,077)     (651,088)
                            -------      ---------       -------    ----------
Net decrease                (17,821)     $(168,044)       69,711    $  846,161
                            -------      ---------       -------    ----------
                            -------      ---------       -------    ----------

See accompanying Notes to Financial Statements.

                             LEONETTI BALANCED FUND

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

                                                                      YEAR ENDED JUNE 30,
                                                2002           2001           2000           1999           1998
                                                ----           ----           ----           ----           ----
Net asset value,
  beginning of year                            $14.27         $17.78         $16.34         $14.02         $12.31
                                               ------         ------         ------         ------         ------

INCOME FROM INVESTMENT OPERATIONS:
   Net investment
     income                                      0.12           0.13           0.07           0.05           0.05
   Net realized and
     unrealized gain (loss)
     on investments                             (0.89)         (2.25)          1.86           3.18           2.75
                                               ------         ------         ------         ------         ------
Total from
  investment operations                         (0.77)         (2.12)          1.93           3.23           2.80
                                               ------         ------         ------         ------         ------

LESS DISTRIBUTIONS:
   From net
     investment income                          (0.12)         (0.06)         (0.05)         (0.05)         (0.03)
   From net realized gain                       (0.13)         (1.33)         (0.44)         (0.86)         (1.06)
                                               ------         ------         ------         ------         ------
Total distributions                             (0.25)         (1.39)         (0.49)         (0.91)         (1.09)
                                               ------         ------         ------         ------         ------
Net asset value,
  end of year                                  $13.25         $14.27         $17.78         $16.34         $14.02
                                               ------         ------         ------         ------         ------
                                               ------         ------         ------         ------         ------
Total return                                    (5.36)%       (12.48)%        11.81%         24.28%         24.10%

RATIOS/SUPPLEMENTAL DATA:
   Net assets,
     end of year (millions)                     $25.5          $28.0          $30.4          $24.1          $15.5
   Ratio of expenses to
     average net assets                          1.86%          1.69%          1.61%          1.77%          1.99%
   Ratio of net investment
     income to average
     net assets                                  0.87%          0.79%          0.43%          0.35%          0.40%
   Portfolio turnover rate                      80.69%        115.03%         88.76%         81.16%         89.51%

See accompanying Notes to Financial Statements.

                              LEONETTI GROWTH FUND

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period

                                                                                    SEPTEMBER 1, 1999*<F7>
                                                       YEAR ENDED JUNE 30,                 THROUGH
                                                     2002                2001           JUNE 30, 2000
                                                     ----                ----           -------------
Net asset value, beginning of period                $ 9.12              $12.05              $10.00
                                                    ------              ------              ------

INCOME FROM INVESTMENT OPERATIONS:
   Net investment loss                               (0.06)              (0.09)              (0.07)
   Net realized and unrealized
     gain (loss) on investments                      (0.38)              (2.84)               2.12
                                                    ------              ------              ------
Total from investment operations                     (0.44)              (2.93)               2.05
                                                    ------              ------              ------
Net asset value, end of period                      $ 8.68              $ 9.12              $12.05
                                                    ------              ------              ------
                                                    ------              ------              ------
Total return                                         (4.93)%            (24.32)%             20.50%^<F9>

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (millions)               $5.1                $5.5                $6.5
   Ratio of expenses
     to average net assets:
       Before fees waived and
         expenses absorbed                            3.93%               2.93%               4.09%+<F8>
       After fees waived and
         expenses absorbed                            2.00%               2.00%               2.00%+<F8>
   Ratio of net investment loss
     to average net assets:
       Before fees waived and
         expenses absorbed                           (2.61)%             (1.81)%             (3.28)%+<F8>
       After fees waived and
         expenses absorbed                           (0.68)%             (0.88)%             (1.19)%+<F8>
   Portfolio turnover rate                          131.02%             197.16%             193.89%^<F9>

*<F7> Commencement of operations.
+<F8> Annualized.
^<F9> Not Annualized.

See accompanying Notes to Financial Statements.

                                 LEONETTI FUNDS

NOTES TO FINANCIAL STATEMENTS

 NOTE 1 - ORGANIZATION

  The Leonetti Balanced Fund ("Balanced") and the Leonetti Growth Fund ("Growth") (collectively referred to as the "Funds") are each a diversified series of shares of beneficial interest of Professionally Managed Portfolios (the "Trust") which is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Leonetti Balanced Fund and the Leonetti Growth Fund began operations on August 1, 1995 and September 1, 1999, respectively. The investment objective of the Leonetti Balanced Fund is to seek total return through a combination of income and capital growth, consistent with preservation of capital. The investment objective of the Leonetti Growth Fund is long-term growth of capital.

 NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

  The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America.

  A. Security Valuation. Securities traded on a national securities exchange or Nasdaq are valued at the last reported sales price at the close of regular trading on each day the exchanges are open for trading; securities traded on an exchange or Nasdaq for which there have been no sales, and other over-the-counter securities, are valued at the last reported bid price. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees.

      U.S. Government securities with less than 60 days remaining to maturity when acquired by the Funds are valued on an amortized cost basis. U.S. Government securities with more than 60 days remaining to maturity are valued at the current market value (using the mean between the bid and asked price) until the 60th day prior to maturity, and are then valued at amortized cost based upon the value on such date unless the Board determines during such 60-day period that this amortized cost basis does not represent fair value. Short-term investments are stated at cost which, when combined with accrued interest, approximates market value.

  B. Federal Income Taxes. The Funds intend to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Therefore, no federal income tax provisions are required.

      At June 30, 2002, the Leonetti Balanced Fund has a capital loss carryforward of approximately $581,494, which will expire through 2010. At June, 30, 2002, the Leonetti Growth Fund has a capital loss carryforward of approximately $2,123,313, $538,966 of which expires in 2008, $1,492,266 of which expires in 2009, and $92,081 of which expires June 30, 2010. Under current tax laws, losses after October 31 may be deferred and treated as occurring on the first business day of the following fiscal year. The Leonetti Balanced Fund and Leonetti Growth Fund have post-October losses of $1,003,791 and $289,399, respectively, which will be treated as arising on the first day of the fiscal year ending June 30, 2003.

  C. Security Transactions, Dividend Income and Distributions. Security transactions are accounted for on the trade date. The cost of securities sold is determined on a first-in, first-out basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Discounts and premiums on securities purchased are amortized using the straight line method, which materially yields the same results as the interest method.

  D. Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

  E. Reclassification of Capital Accounts. The Funds account and report for distributions to shareholders in accordance with the American Institute of Certified Public Accountant's Statement of Position 93-2:
      Determination, Disclosure, and Financial Statement Presentation of Income, Capital and Return of Capital Distributions by Investment Companies. Net investment income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States. These differences are due to differing treatments for items such as deferral of wash sales, net operating losses and capital loss carryforwards. Permanent items identified in the year ended June 30, 2002 have been reclassified among components of net assets as follows: for the Leonetti Balanced Fund, an increase in paid in capital, accumulated net investment income and accumulated net realized loss by $3,613, $29,840, and $33,453, respectively; and for the Leonetti Growth Fund, a decrease in paid in capital by $37,244. Net assets were not affected by these changes.

 NOTE 3 - COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

  Leonetti & Associates, Inc. (the "Advisor") provides the Funds with investment management services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, facilities, and most of the personnel needed by the Funds. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 1.00% of the average daily net assets of the Funds. For the year ended June 30, 2002, the Leonetti Balanced Fund and the Leonetti Growth Fund incurred $266,234 and $54,553, respectively, in advisory fees.

  The Funds are responsible for their own operating expenses. The Advisor has contractually agreed to limit the Leonetti Growth Fund's total operating expenses by reducing all or portion of its fees and reimbursing the Fund for expenses, excluding interest and tax expenses, so that its ratio of expenses to average net assets will not exceed 2.00%. Any fee waived or voluntarily reduced and/or any Fund expense absorbed by the Advisor pursuant to an agreed upon expense cap shall be reimbursed by the Fund to the Advisor, if so requested by the Advisor, anytime before the end of the fifth fiscal year following the year to which the fee waiver and/or expense absorption relates, provided the aggregate amount of the Fund's current operating expenses for such fiscal year does not exceed the applicable limitation on Fund expenses. For the year ended June 30, 2002, the Advisor waived $54,553 of its fee and reimbursed the Fund in the amount of $50,587. At June 30, 2002, the cumulative unreimbursed amount paid and/or waived by the Advisor on behalf of the Fund is $227,927. The Advisor may recapture $122,787 of the above amount no later than June 30, 2005 and $105,140 no later than June 30, 2006. The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or expenses. Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated.

  U.S. Bancorp Fund Services, L.L.C. (the "Administrator") acts as the Funds' Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the trustees; monitors the activities of the Funds' custodian, transfer agent and accountant; coordinates the preparation and payment of Fund expenses and reviews the Funds' expense accruals. For its services, the Administrator receives a monthly fee at the following annual rate:

     Under $15 million                  $30,000
     $15 to $50 million                 0.20% of average daily net assets
     $50 to $100 million                0.15% of average daily net assets
     $100 to $150 million               0.10% of average daily net assets
     Over $150 million                  0.05% of average daily net assets

  For the year ended June 30, 2002, the Leonetti Balanced Fund and the Leonetti Growth Fund incurred $53,247 and $30,000 in administration fees, respectively.

  Quasar Distributors, LLC, (the "Distributor"), acts as the Funds' principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Administrator.

  U.S. Bank, N.A., an affiliate of the Administrator, serves as custodian to the Fund.

  Certain officers and trustees of the Trust are also officers of the Administrator.

 NOTE 4 - PURCHASES AND SALES OF SECURITIES

  The cost of purchases and the proceeds from the sale of securities for the year ended June 30, 2002 excluding short-term investments, were $19,867,885 and $21,278,729, respectively, for the Leonetti Balanced Fund and $6,579,978 and $6,914,176, respectively, for the Leonetti Growth Fund.

 NOTE 5 - REPURCHASE AGREEMENTS

  The Funds may enter into repurchase agreements with government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with such other brokers or dealers that meet the credit guidelines established by the Board of Trustees. The Funds will always receive and maintain, as collateral, securities whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the respective Fund in each agreement, and the Funds will make payment of for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral.

  If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.

NOTE 6 - DISTRIBUTIONS TO SHAREHOLDERS

  On December 17, 2001, a distribution of $0.2568 per share was declared for the Leonetti Balanced Fund. The dividend was paid on December 17, 2001, to shareholders of record on December 14, 2001. The tax character of distributions paid during the years ended June 30, 2002 and 2001 was as follows:

                                           2002                2001
                                           ----                ----
  Distributions paid from:
     Ordinary income                     $241,658               --
     Long-term capital gain               257,871               --

  As of June 30, 2002, the components of distributable earnings were the same for federal income tax and financial reporting purposes.

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

                              INDEPENDENT TRUSTEES
                              --------------------

                                   TERM OF                                           # OF FUNDS   OTHER
                      POSITION     OFFICE AND                                        IN COMPLEX   DIRECTORSHIPS
NAME, AGE             HELD WITH    LENGTH OF      PRINCIPAL OCCUPATION               OVERSEEN     HELD BY
AND ADDRESS           THE TRUST    TIME SERVED    DURING PAST FIVE YEARS             BY TRUSTEE   TRUSTEE
-----------           ---------    -----------    ----------------------             ----------   -------------
Dorothy A. Berry      Chairman     Indefinite     Talon Industries                      19        Not
(Born 1943)           and          Term           (venture capital &                              Applicable
615 E. Michigan St.   Trustee      Since          business consulting);
Milwaukee, WI 53202                May 1991        formerly Chief Operating
                                                  Officer, Integrated Assets
                                                  Management (investment
                                                  advisor and manager) and
                                                  formerly President, Value
                                                  Line, Inc., (investment
                                                  advisory & financial
                                                  publishing firm).

Wallace L. Cook       Trustee      Indefinite     Retired. Formerly                     19        Not
(Born 1939)                        Term           Senior Vice President,                          Applicable
615 E. Michigan St.                Since          Rockefeller Trust Co.;
Milwaukee, WI 53202                May 1991       Financial Counselor,
                                                  Rockefeller & Co.

Carl A. Froebel       Trustee      Indefinite     Private Investor.                     19        Not
(Born 1938)                        Term           Formerly Managing                               Applicable
615 E. Michigan St.                Since          Director, Premier
Milwaukee, WI 53202                May 1991       Solutions, Ltd.  Formerly
                                                  President and Founder,
                                                  National Investor Data
                                                  Services, Inc. (investment
                                                  related computer software).

Ashley T. Rabun       Trustee      Indefinite     Founder and Chief                     19        Trustee,
(Born 1952)                        Term           Executive Officer,                              E*Trade
615 E. Michigan St.                Since          InvestorReach, Inc.,                            Mutual
Milwaukee, WI 53202                May 2002       (financial services                             Funds
                                                  marketing and distribution
                                                  consulting.  Formerly
                                                  Partner & Director,
                                                  Nicholas-Applegate
                                                  Capital Management,
                                                  1992-96 (investment
                                                  management)

Rowley W.P. Redington Trustee      Indefinite     President; Intertech                  19        Not
(Born 1944)                        Term           (consumer electronics                           Applicable
615 E. Michigan St.                Since          and computer service and
Milwaukee, WI 53202                May 1991       marketing); formerly Vice
                                                  President, PRS of New Jersey,
                                                  Inc. (management consulting),
                                                  and Chief Executive Officer,
                                                  Rowley Associates (consultants).

                        INTERESTED TRUSTEES AND OFFICERS
                        --------------------------------

                                   TERM OF                                           # OF FUNDS   OTHER
                      POSITION     OFFICE AND                                        IN COMPLEX   DIRECTORSHIPS
NAME, AGE             HELD WITH    LENGTH OF      PRINCIPAL OCCUPATION               OVERSEEN     HELD BY
AND ADDRESS           THE TRUST    TIME SERVED    DURING PAST FIVE YEARS             BY TRUSTEE   TRUSTEE
-----------           ---------    -----------    ----------------------             ----------   -------------
Steven J. Paggioli    President    Indefinite     Consultant, U.S.                      19        Trustee,
(Born 1950)           and          Term           Bancorp Fund Services,                          Managers
915 Broadway          Trustee      Since          LLC since July, 2001;                           Funds.
New York, NY  10010                May 1991       formerly Executive Vice
                                                  President, Investment
                                                  Company Administration,
                                                  LLC ("ICA") (mutual
                                                  fund  administrator and
                                                  the Fund's former
                                                  administrator).

Robert M. Slotky      Treasurer    Indefinite     Vice President, U.S.                  19        Not
(Born 1947)                        Term           Bancorp Fund Services,                          Applicable
2020 E. Financial Way,             Since          LLC since July, 2001;
Suite 100                          May 1991       formerly, Senior Vice
Glendora, CA  91741                               President, ICA (May
                                                  1997-July 2001); former
                                                  instructor of accounting
                                                  at California State
                                                  University-Northridge
                                                  (1997).

Chad E. Fickett       Secretary    Indefinite     Compliance                            19        Not
(Born 1973)                        Term           Administrator, U.S.                             Applicable
615 E. Michigan St.                Since          Bancorp Fund Services,
Milwaukee, WI  53202               March 2002     LLC since July, 2000.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders of
Leonetti Balanced Fund and Leonetti Growth Fund and the
Board of Trustees of Professionally Managed Portfolios

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Leonetti Balanced Fund and Leonetti Growth Fund (the "Funds") (two portfolios constituting The Leonetti Funds, a series of Professionally Managed Portfolios), as of June 30, 2002, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the respective periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 2002, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Leonetti Balanced Fund and Leonetti Growth Fund as of June 30, 2002, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods referred to above, in conformity with accounting principles generally accepted in the United States.

                                             /s/Ernst & Young LLP

Los Angeles, California
August 2, 2002

                                    ADVISOR
                          LEONETTI & ASSOCIATES, INC.
                         1130 Lake Cook Road, Suite 300
                            Buffalo Grove, IL 60089
                             www.leonettiassoc.com

                                  DISTRIBUTOR
                            QUASAR DISTRIBUTORS, LLC
                             615 E. Michigan Street
                              Milwaukee, WI 53202

                                   CUSTODIAN
                                U.S. BANK, N.A.
                               425 Walnut Street
                             Cincinnati, OH  45202

                                 TRANSFER AGENT
                      UMB INVESTMENT SERVICES GROUP, INC.
                                 P.O. Box 2146
                            Milwaukee, WI 53201-2146
                                 (800) 537-3585

                                    AUDITORS
                               ERNST & YOUNG LLP
                           725 South Figueroa Street
                             Los Angeles, CA  90017

                                 LEGAL COUNSEL
                     PAUL, HASTINGS, JANOFSKY & WALKER, LLP
                          55 Second Street, 24th Floor
                         San Francisco, CA  94105-3441